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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

  The original Form 8-K has been amended by this 8-K/A to replace a mistakenly filed Amendment to a Pooling and Servicing Agreement.

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) January 8, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of October 1, 1998, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-S24)


Residential Funding Mortgage Securities I, Inc.
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(Exact name of registrant as specified in its charter)

DELAWARE                               333-82332                75-2006294
--------                               ---------                ----------
(State or Other Jurisdiction of    (Commission File          (I.R.S. Employer
Incorporation)                          Number)            Identification No.)

8400 Normandale Lake Blvd.                                     55437
                                                               -----
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000

Item 7.    Financial Statements Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

     1.  Amendment  No. 1 to the Pooling and  Servicing  Agreement,  dated as of
October 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller, Residential Funding Corporation, as master servicer and The First National Bank of Chicago, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL FUNDING
                                            MORTGAGE SECURITIES I, INC.


                                            By:    /s/ Lisa Lundsten
                                            Name:  Lisa Lundsten
                                            Title: Vice President

Dated: January 10, 2003

                                    EXHIBITS